                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                               September 24, 1996


                                 USX Corporation
- --------------------------------------------------------------------------------
                                      ----
             (Exact name of registrant as specified in its charter)


           Delaware             1-5153            25-0996816
       ---------------       ------------    -------------------
       (State or other       (Commission        (IRS Employer
       jurisdiction of       File Number)    Identification No.)
        incorporation)

600 Grant Street, Pittsburgh, PA                  15219-4776
- ---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)

                                 (412) 433-1121
                         ------------------------------

                         (Registrant's telephone number,
                              including area code)

Item 5.  Other Events

In order to take advantage of "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, USX Corporation ("USX") is filing the following cautionary language identifying important factors that could cause actual outcomes to differ materially from projections in forward-looking statements made by, or on behalf of, USX management, concerning the Marathon Group.


USX-Marathon Group
- ------------------
Cautionary Statement Concerning Forward-Looking Statements
- ----------------------------------------------------------

The Marathon Group periodically provides forward-looking information concerning trends, demand, commitments, material events and other contingencies potentially affecting its businesses. Such forward-looking information may include, but is not limited to, levels of sales, gross margins or income; levels of capital, exploration, environmental or maintenance expenditures; the success or timing of completion of ongoing or anticipated capital, exploration or maintenance projects; volumes of production, sales, throughput or shipments of liquid hydrocarbons, natural gas and refined products; levels of reserves, proved or otherwise, of liquid hydrocarbons or natural gas; the acquisition or divestiture of assets; the effect of restructuring or reorganization of business components; the potential effect of judicial proceedings on the business and financial condition; and the anticipated effects of actions of third parties such as competitors, or federal, state or local regulatory authorities. Forward-looking statements typically contain words such as anticipates, believes, estimates, expects, forecasts, predicts or projects, suggesting that future outcomes are uncertain and could differ from those projected.

In accordance with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, the following discussion is intended to identify important factors ( though not necessarily all such factors ) that could cause future outcomes to differ materially from those projected in forward-looking statements.

The oil and gas industry is characterized by a large number of companies, none of which is dominant within the industry, but a number of which have greater resources than Marathon. Marathon must compete with these companies for the rights to explore for oil and gas. Marathon's expectations as to sales levels, margins and income are based upon assumptions as to future prices and volumes of crude oil, natural gas and refined products. Prices have historically been volatile and have frequently been driven by unpredictable changes in supply and demand resulting from fluctuations in economic activity and political developments in the world's major oil and gas producing areas, including OPEC member countries. Any substantial decline in such prices could have a material adverse effect on Marathon's results of operations. A decline in such prices could also adversely affect the quantity of crude oil and natural gas reserves that can be economically produced and the amount of capital available for exploration and development.

Projected production levels for crude oil and natural gas are based on a number of assumptions, including (among others) prices, supply and demand, regulatory constraints, reserve estimates, production decline rates for mature fields, reserve replacement rates, and geological and operating considerations. These assumptions may prove to be inaccurate. Exploration and production operations are subject to various hazards, including explosions, fires and uncontrollable flows of oil and gas. Offshore production and marine operations in areas such as the Gulf of Mexico and the North Sea are also subject to severe weather conditions such as hurricanes or violent storms or other hazards. Development of new production properties in countries outside the United States may require protracted negotiations with host governments and are frequently subject to political considerations, such as tax regulations, which could adversely affect the economics of projects. In addition, with respect to the Sakhalin II project in Russia, certain Russian laws and normative acts at the Russian Federation and local levels need to be brought into compliance with the existing Production Sharing Agreement Law, and development plans need to be finalized prior to final commitment by the shareholders of Sakhalin Energy.

Marathon conducts refining, marketing and transportation operations primarily in the Midwest and Southeast. The profitability of these operations depends largely on the margin between the cost of crude oil to the refinery and the selling prices of refined products. Marathon is a net purchaser of crude oil in order to satisfy a substantial portion of its refinery throughput requirements. As a result, its overall profitability could be adversely affected by rising crude oil prices or supply constraints. Refined product margins have been historically volatile and vary with the level of economic activity in the various marketing areas, the regulatory climate and the available supply of refined products. Gross margins on merchandise, food and cigarettes sold at retail outlets tend to moderate the volatility experienced in the retail sale of refined products. Environmental regulations, particularly the 1990 Amendments to the Clean Air Act, have imposed (and are expected to continue to impose) increasingly stringent and costly requirements on refining and marketing operations which may have an adverse effect on margins. Refining, marketing and transportation operations are subject to business interruptions due to unforeseen events such as explosions, fires, crude oil or refined product spills, inclement weather, or labor disputes.

Longer-term projections of corporate strategy, including the viability, timing or expenditures required for capital projects, can be affected by changes in technology, especially innovations in processes used in the exploration, production or refining of hydrocarbons. While specific future changes are difficult to project, recent innovations affecting the oil industry include the development of three-dimensional seismic imaging and deep-water and horizontal drilling capabilities.

Holders of Marathon Stock are holders of common stock of USX and are subject to all the risks associated with an investment in USX and all of its businesses and liabilities. Financial impacts arising from any of the groups, including the USX-U. S. Steel Group and USX-Delhi Group, which affect the overall cost of USX's capital could affect the results of operations and financial condition of all groups.

For further discussion of certain of these factors and their potential effects on the businesses of the Marathon Group, see Item 1. Business, and Management's Discussion and Analysis in the 1995 USX Corporation Form 10-K, and Management's Discussion and Analysis in Form 10-Q for the periods ending March 31, and June 30, 1996.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   s/ Lewis B. Jones
     -------------------
     Lewis B. Jones
     Vice President & Comptroller



Dated:  September 24, 1996